THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST")

          FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND (THE "FUND")

                       SUPPLEMENT DATED FEBRUARY 6, 2017
TO THE INSTITUTIONAL CLASS SHARES PROSPECTUS AND THE INVESTOR CLASS SHARES PROSPECTUS, EACH DATED NOVEMBER 28, 2016 (THE "PROSPECTUSES") AND THE STATEMENT
         OF ADDITIONAL INFORMATION, DATED NOVEMBER 28, 2016 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

The Board of Trustees of the Trust (the "Board") approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Ultimus Managers Trust ("UMT"), an Ohio business trust, whereby the Fund would be reorganized into a newly-organized series of UMT, the Kempner Multi-Cap Deep Value Equity Fund (the "Acquiring Fund"). The Acquiring Fund and the Fund have the same investment objective, principal investment strategies, and fundamental investment policies, and substantially similar risks. Kempner Capital Management, Inc., the investment sub-adviser to the Fund, will serve as the investment adviser to the Acquiring Fund, and it is expected that the Acquiring Fund will have the same portfolio management team as the Fund. The reorganization is intended to be tax-free, meaning that the Fund's shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for federal tax purposes.

The reorganization is subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of record of the Fund on February 28, 2017 will receive a proxy statement/prospectus that contains important information about the reorganization and the Acquiring Fund in which they would own shares upon closing of the reorganization, including information about investment strategies and risks, fees and expenses. Prior to the reorganization, Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Prospectuses. If shareholders approve the reorganization and other closing conditions are met, the reorganization is anticipated to close in the second quarter of 2017.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or the Acquiring Fund, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the reorganization. The proxy statement/prospectus will be available for free on the SEC's website (www.sec.gov).

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 FIA-SK-041-0100